AMENDED, RESTATED AND CONSOLIDATED
                        MORTGAGE AND SECURITY AGREEMENT

                          dated as of December 13, 1999

                                      from

               1290 PARTNERS, L.P., a Delaware limited partnership

                              having an address at
                         c/o Victor Capital Group, L.P.
                                605 Third Avenue
                            New York, New York 10158
                        Attention: Ms. Jeremy FitzGerald

                                       to

  GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent for the Lenders

                              having an address at
                                 125 Park Avenue
                            New York, New York 10017
                           Attention: Mr. Rick Aurilio
     -----------------------------------------------------------------------

 Premises:               1290 Avenue of the Americas
                         New York County, New York

                         Section 5, Block 1267, Lot 1

     -----------------------------------------------------------------------

             Prepared and drafted by and after recording return to:

                             Morrison & Foerster LLP
                           1290 Avenue of the Americas
                          New York, New York 10104-0050
                       Attention: Mark S. Edelstein, Esq.



                       AMENDED, RESTATED AND CONSOLIDATED
                         MORTGAGE AND SECURITY AGREEMENT
                         -------------------------------


         This Amended, Restated and Consolidated Mortgage and Security Agreement (this "Mortgage") is executed as of December 13, 1999, by 1290 PARTNERS, L.P., a Delaware limited partnership ("Mortgagor"), whose address for notice hereunder is c/o Victor Capital Group, L.P., 605 Third Avenue, New York, New York 10158,
Attention: Ms. Jeremy FitzGerald, for the benefit of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Administrative Agent for the Lenders (as hereinafter defined; and in such capacity, together with its successors and assigns in such capacity, "Mortgagee"), whose address for notice is 125 Park Avenue, New York, New York 10017, Attention: Mr. Rick Aurilio.

RECITALS

         WHEREAS, Mortgagor is the owner of the fee estate in the real property described in Exhibit A attached hereto (the "Land");

         WHEREAS, Mortgagee is the present owner and holder of the notes, bonds and/or other evidences of indebtedness described in Schedule 1 attached hereto and made a part hereof (collectively, the "Existing Notes"), which Existing Notes evidence an indebtedness of Mortgagor to the Lenders in the aggregate outstanding principal amount of $425,000,000;

         WHEREAS,  the Existing Notes are secured by the mortgages  described in
Schedule 2 attached hereto (collectively, the "Existing Mortgage"), which Existing Mortgages constitute first and second priority liens on the Mortgaged Property (as hereinafter defined) securing the aggregate outstanding principal amount of $425,000,000;

         WHEREAS, pursuant to an Amended, Restated and Consolidated Promissory Note, dated as of the date hereof (together with all promissory notes delivered in substitution or exchange therefor, in each case as the same may be consolidated, severed, split, modified, amended or extended from time to time, the "Notes"), the terms and conditions of the Existing Notes are being combined, consolidated, modified, amended and restated in their entirety so as to constitute a single indebtedness in the outstanding principal amount of $425,000,000 payable in accordance with the terms of such Notes;

         WHEREAS, Mortgagor and Mortgage have agreed in the manner hereinafter set forth to (i) combine and consolidate the Existing Mortgages and the respective liens thereof and (ii) amend, modify and restate in their entirety the terms and provisions of the Existing Mortgages on the terms and conditions hereinafter set forth; and

         WHEREAS, Mortgagor and Mortgagee intend these Recitals to be a material part of this Mortgage.

         NOW, THEREFOR, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         A. The Existing Mortgages and the respective liens thereof are each hereby combined and consolidated so that together they shall constitute in law but one (1) mortgage, a single first priority lien, covering the Mortgaged Property and securing the principal sum of $425,000,000, together with interest and additional interest thereon as provided in the Note and the other Loan Documents (as hereinafter defined), and the terms, covenants, conditions and provisions of the Existing Mortgages, as so combined and consolidated, are hereby amended, modified and restated in their entirety so that henceforth the terms, covenants, conditions and provisions of the Existing Mortgages shall read and be as set forth in this Mortgage and Mortgagor agrees to comply with and be subject to all the terms, covenants, conditions and provisions of this Mortgage.

         B. Mortgagor hereby certifies that this Mortgage secures the same indebtedness evidenced by the Existing Notes and secured by the Existing Mortgages, respectively, and secures no further or other or indebtedness or obligation. Neither this Mortgage nor anything contained herein shall be construed as a novation of Mortgagor's indebtedness to the Lenders or of the Existing Notes, which shall remain in full force and effect as hereby confirmed, combined, consolidated, modified, restated and superseded.

         C. This Mortgage is an extension and continuation of the existing indebtedness evidenced and secured by the Existing Notes and the Existing Mortgages.

         D. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE MAXIMUM AMOUNT OF PRINCIPAL INDEBTEDNESS SECURED BY THIS MORTGAGE AT THE TIME OF EXECUTION OR WHICH UNDER ANY CONTINGENCY MAY HEREAFTER BECOME SECURED BY THIS MORTGAGE AT

ANY TIME IS FOUR HUNDRED TWENTY FIVE MILLION DOLLARS ($425,000,000); TOGETHER WITH (A) INTEREST, INCLUDING, WITHOUT LIMITATION, ADDITIONAL INTEREST, ON THE AFORESAID PRINCIPAL INDEBTEDNESS AT THE RATES SET FORTH IN THE NOTES AND (B) AMOUNTS EXPENDED BY MORTGAGEE AFTER DEFAULT OF SUMS ADVANCED OR PAID FOR HEREUNDER TO MAINTAIN THE LIEN OF THIS MORTGAGE OR TO PROTECT THE PREMISES SECURED BY THIS MORTGAGE, INCLUDING, WITHOUT LIMITATION, AMOUNTS IN RESPECT OF INSURANCE PREMIUMS, IMPOSITIONS (OR PAYMENTS IN LIEU OF IMPOSITIONS), LITIGATION EXPENSES TO PROSECUTE OR DEFEND THE RIGHTS, REMEDIES AND LIEN OF THIS MORTGAGE OR TITLE TO THE PREMISES SECURED HEREBY, AND ANY COSTS, CHARGES OR AMOUNTS TO WHICH MORTGAGEE OR THE LENDERS BECOME SUBROGATED UPON PAYMENT, WHETHER UNDER RECOGNIZED PRINCIPLES OF LAW OR EQUITY OR UNDER EXPRESS STATUTORY AUTHORITY.

         E. The Existing Mortgages, as combined, consolidated, modified and restated pursuant to this Mortgage, and obligations of Mortgagor hereunder, are hereby ratified and confirmed and shall remain in full force and effect until the full payment, performance and satisfaction of the obligations of Mortgagor hereunder.

                                   ARTICLE I
                                  DEFINITIONS

         Section 1.1 Definitions. As used herein, the following terms shall have the following meanings:

         (a)    "Indebtedness":   The  sum  of  all  (1)  principal,   interest,
additional interest and other amounts due under or secured by the Loan Documents, (2) principal, interest and other amounts which may hereafter be loaned by the Lenders, their successors or assigns, to or for the benefit of the owner of the Mortgaged Property, when evidenced by promissory notes or other instruments which, by their terms, are secured hereby, and (3) all other indebtedness, obligations and liabilities now or hereafter existing of any kind of Mortgagor to Mortgagee or the Lenders under documents which recite that they are intended to be secured by this Mortgage; provided that the maximum principal amount of indebtedness which is or under any contingency may be secured by this Mortgage at the date of execution hereof or at any time thereafter is $425,000,000.

         (b)    "Lenders": The syndicate of Lenders party to the Loan Agreement.

         (c) "Loan Documents": The (1) Loan Agreement of even date between Mortgagor, Mortgagee and the Lenders (the "Loan Agreement"), (2) the Notes, (3) this Mortgage, (4) all other documents now or hereafter executed by Mortgagor, or any other person or entity to evidence or secure the payment of the Indebtedness or the performance of the Obligations and (5) all modifications, restatements, extensions, renewals and replacements of the foregoing.

         (d) "Mortgaged Property": (1) the Land, (2) all buildings, structures and other improvements, now or at any time situated, placed or constructed upon the Land (the "Improvements"), (3) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Mortgagor and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and water, gas, electrical, storm and sanitary sewer facilities and all other utilities whether or not situated in easements (the "Fixtures"), (4) all right, title and interest of Mortgagor in and to all goods, accounts, general intangibles, instruments, documents, chattel paper and all other personal property of any kind or character, including such items of personal property as defined in the UCC, now owned or hereafter acquired by Mortgagor and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Land and Improvements or which may be used in or relating to the planning, development, financing or operation of the Mortgaged Property, including, without limitation, furniture, furnishings, equipment, machinery, money, insurance proceeds, accounts, contract rights, trademarks, goodwill, chattel paper, documents, trade names, licenses and/or franchise agreements, rights of Mortgagor under leases of Fixtures or other personal property or equipment, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Mortgagor with any governmental authorities, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs (the "Personalty"), (5) all reserves, escrows or impounds required under the Loan Agreement and all deposit accounts maintained by Mortgagor with respect to the Mortgaged Property, (6) all plans, specifications, shop drawings and other technical descriptions prepared for construction, repair or alteration of the Improvements, and all amendments and modifications thereof (the "Plans"), (7) all leases, subleases, licenses, concessions, occupancy agreements or other agreements

(written or oral, now or at any time in effect) which grant a possessory interest in, or the right to use, all or any part of the Mortgaged Property, together with all related security and other deposits (the "Leases"), (8) all of the rents, revenues, income, proceeds, profits, security and other types of deposits, and other benefits paid or payable by parties to the Leases other than Mortgagor for using, leasing, licensing, possessing, operating from, residing in, selling or otherwise enjoying the Mortgaged Property (the "Rents"), (9) all other agreements, such as construction contracts, architects' agreements, engineers' contracts, utility contracts, maintenance agreements, management agreements, service contracts, permits, licenses, certificates and entitlements in any way relating to the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition or ownership of the Mortgaged Property (the "Property Agreements"), (10) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing, and all right, title and interest, if any, of Mortgagor in and to any streets, ways, alleys, strips or gores of land adjoining the Land or any part thereof, (11) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof, (12) all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Mortgagor, (13) all mineral, water, oil and gas rights now or hereafter acquired and relating to all or any part of the Mortgaged Property, and (14) all of Mortgagor's right, title and interest in and to any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the Land, Improvements, Fixtures or Personalty. As used in this Mortgage, the term "Mortgaged Property" shall mean all or, where the context permits or requires, any portion of the above or any interest therein.

         (e) "Obligations": All of the agreements, covenants, conditions, warranties, representations and other obligations (other than to repay the Indebtedness) made or undertaken by Mortgagor or any other person or entity to Mortgagee, the Lenders or others as set forth in the Loan Documents.

         (f) "Permitted Encumbrances": The outstanding liens, easements, restrictions, security interests and other exceptions to title set forth in the policy of title insurance insuring the lien of this Mortgage, and such other similar matters as may be agreed to and/or accepted by Mortgagee from time to time in writing in its sole discretion, together with the liens and security interests in favor of Mortgagee created by the Loan Documents, none of which, individually or in the aggregate, materially interferes with the benefits intended to be provided by this Mortgage, materially and adversely affects the value of the Mortgaged Property, impairs the use or operations of the Mortgaged Property, or impairs Mortgagor's ability to pay its obligations in a timely manner.

         (g)    "UCC": The Uniform Commercial Code of New York.

                                   ARTICLE II
                                      GRANT
                                      -----

         Section 2.1 Grant. To secure the full and timely payment of the Indebtedness and the full and timely performance of the Obligations, Mortgagor MORTGAGES, GRANTS, BARGAINS, SELLS and CONVEYS, to Mortgagee (on behalf of the Lenders) the Mortgaged Property, subject, however, to the Permitted
Encumbrances, TO HAVE AND TO HOLD the Mortgaged Property to Mortgagee and Mortgagor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Mortgagee.

                                  ARTICLE III
                    WARRANTIES, REPRESENTATIONS AND COVENANTS
                    -----------------------------------------

         Mortgagor warrants, represents and covenants to Mortgagee and the Lenders as follows:

         Section 3.1 Title to Mortgaged Property and Lien of this Instrument. Mortgagor owns the Mortgaged Property free and clear of any liens, claims or interests, except the Permitted Encumbrances. This Mortgage creates valid, enforceable first priority liens and security interests against the Mortgaged Property.

         Section 3.2 First Lien Status. Mortgagor shall preserve and protect the first lien and security interest status of this Mortgage and the other Loan Documents. If any lien or security interest other than the Permitted
Encumbrances is asserted against the Mortgaged Property, Mortgagor shall promptly, and at its expense, (a) give Mortgagee a detailed written notice of such lien or security interest (including origin, amount and other terms), and
(b) pay the underlying claim in full or take such other action so as to cause it to be released or contest the same in compliance with the requirements of the Loan Agreement (including the requirement of providing a bond or other security satisfactory to Mortgagee).

         Section  3.3  Payment  and   Performance.   Mortgagor   shall  pay  the
Indebtedness when due under the Loan Documents and shall perform the Obligations in full when they are required to be performed.

         Section 3.4 Replacement of Fixtures and Personalty. Mortgagor shall not, without the prior written consent of Mortgagee, permit any of the Fixtures or Personalty to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is replaced by an article of equal or better suitability and value, owned by Mortgagor subject to the liens and security interests of this Mortgage and the other Loan Documents, and free and clear of any other lien or security interest except such as may be first approved in writing by Mortgagee.

         Section 3.5 Maintenance of Rights of Way, Easements and Licenses. Mortgagor shall maintain all rights of way, easements, grants, privileges, licenses, certificates, permits, entitlements and franchises necessary for the use of the Mortgaged Property and will not, without the prior consent of Mortgagee, consent to any public restriction (including any zoning ordinance) or private restriction as to the use of the Mortgaged Property. Mortgagor shall comply with all restrictive covenants affecting the Mortgaged Property, and all zoning ordinances and other public or private restrictions as to the use of the Mortgaged Property.

         Section 3.6 Inspection. Subject to the applicable provisions of the Loan Agreement, Mortgagor shall permit Mortgagee, each Lender and Mortgagee's and the Lenders' agents, representatives and employees, upon reasonable prior notice to Mortgagor, to inspect the Mortgaged Property and conduct such environmental and engineering studies as Mortgagee may require, provided that such inspections and studies shall not materially interfere with the use and operation of the Mortgaged Property.

         Section 3.7 Other Covenants. All of the covenants in the Loan Agreement are incorporated herein by reference and, together with covenants in this
Article 3, shall be covenants running with the land. The covenants set forth in the Loan Agreement include, among other provisions: (a) the prohibition against the further sale, transfer or encumbering of any of the Mortgaged Property, except as expressly permitted thereby, (b) the obligation to pay when due (or contest in accordance with the Loan Agreement) all taxes on the Mortgaged Property or assessed against Mortgagee with respect to the Loan, (c) the obligation to keep the Mortgaged Property insured as Mortgagee may require, (d) the obligation to comply with (or contest in accordance with the Loan Agreement) all legal requirements (including environmental laws), maintain the Mortgaged Property in good condition, and promptly repair any damage or casualty, and (e) except as otherwise permitted under the Loan Agreement, the obligation of Mortgagor to obtain Mortgagee's consent prior to entering into, modifying or taking other actions with respect to Leases.

         Section   3.8    Condemnation    Awards   and    Insurance    Proceeds.


         (a)    Condemnation   Awards.   Mortgagor   assigns   all   awards  and
compensation for any condemnation or other taking, or any purchase in lieu thereof, to Mortgagee (on behalf of the

Lenders) and authorizes Mortgagee to collect and receive such awards and compensation and to give proper receipts and acquittances therefor, subject to the terms of the Loan Agreement.

         (b) Insurance Proceeds. Mortgagor assigns to Mortgagee (on behalf of the Lenders) all proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property. Mortgagor authorizes Mortgagee to collect and receive such proceeds and authorizes and directs the issuer of each of such insurance policies to make payment for all such losses directly to Mortgagee, instead of to Mortgagor and Mortgagee jointly, subject to the terms of the Loan Agreement.

                                   ARTICLE IV
                             DEFAULT AND FORECLOSURE
                             -----------------------

         Section 4.1 Remedies. If an Event of Default (as defined in the Loan Agreement) exists, Mortgagee may, at Mortgagee's election, exercise any or all of the following rights, remedies and recourses:

         (a) Acceleration. Declare the Indebtedness to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Mortgagor), whereupon the same shall become immediately due and payable.

         (b) Entry on Mortgaged Property. Enter the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto. If Mortgagor remains in possession of the Mortgaged Property after an Event of Default and without Mortgagee's prior written consent, Mortgagee may invoke any legal remedies to dispossess Mortgagor.

         (c) Operation of Mortgaged Property. Hold, lease, develop, manage, operate or otherwise use the Mortgaged Property upon such terms and conditions as Mortgagee may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Mortgagee deems necessary or desirable), and apply all Rents and other amounts collected by Mortgagee in connection therewith in accordance with the provisions of Section 4.7.

         (d) Foreclosure and Sale. Institute proceedings for the complete foreclosure of this Mortgage, in which case the Mortgaged Property may be sold for cash or credit in one or more parcels. With respect to any notices required or permitted under the UCC, Mortgagor agrees that five (5) days' prior written notice shall be deemed commercially reasonable. At any such sale by virtue of any judicial proceedings or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against all other persons claiming or to claim the property sold or any part thereof, by, through or under Mortgagor. Mortgagee, the Lenders or their nominee may be a purchaser at such sale and if Mortgagee, the Lenders or such nominee is the highest bidder, may credit the portion of the purchase price that would be distributed to Mortgagee (on behalf of the Lenders) against the Indebtedness in lieu of paying cash.

         (e) Receiver. Make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Mortgagor or regard to the adequacy of the Mortgaged Property for the repayment of the Indebtedness, the appointment of a receiver of the Mortgaged Property, and Mortgagor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 4.7.

         (f) Other. Exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity (including an action for specific performance of any covenant contained in the Loan
Documents, or a judgment on the Note either before, during or after any proceeding to enforce this Mortgage).

         Section 4.2 Separate Sales. The Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee in its sole discretion, may elect; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

         Section 4.3 Remedies Cumulative, Concurrent and Nonexclusive. Mortgagee shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Mortgagor or others obligated under the Note and the other Loan Documents, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Mortgagee, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Mortgagee or any Lender in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

         Section 4.4 Release of and Resort to Collateral. Mortgagee may release, regardless of consideration and without the necessity for any notice to a consent by the holder of any subordinate lien on the Mortgaged Property, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Loan Documents or their stature as a first and prior lien and security interest in and to the Mortgaged Property. For payment of the Indebtedness, Mortgagee and the Lenders may resort to any other security in such order and manner as Mortgagee and the Lenders may elect.

         Section 4.5 Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Mortgagor by virtue of any present or future statute of limitations or law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default, except as expressly required by the Loan Agreement, or of Mortgagee's and the Lenders' election to exercise or their actual exercise of any right, remedy or recourse provided for under the Loan Documents, and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

         Section 4.6 Discontinuance of Proceedings. If Mortgagee and/or the Lenders shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Mortgagee and the Lenders shall have the unqualified right to do so and, in such an event, Mortgagor, Mortgagee and the Lenders shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee and the Lenders shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Mortgagee or the Lenders thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

         Section 4.7 Application of Proceeds. The proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Mortgaged Property, shall be applied by Mortgagee (or the receiver, if one is appointed) in the following order unless otherwise required by applicable law:

         (a) to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation (1) receiver's fees and expenses, (2) court costs, (3) attorneys' and accountants' fees and expenses,
(4) costs of advertisement, and (5) the payment of all ground rent, real estate taxes and assessments, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold;

         (b) to the payment of all amounts (including interest), other than the unpaid principal balance of the Notes and accrued but unpaid interest, which may be due to Mortgagee and/or the Lenders under the Loan Documents;

         (c) to the payment of the Indebtedness and performance of the Obligations in such manner and order of preference as Mortgagee in its sole discretion may determine; and

         (d) the balance, if any, to the payment of the persons legally entitled thereto.

         Section 4.8 Occupancy After Foreclosure. The purchaser at any foreclosure sale pursuant to Section 4.1(d) shall become the legal owner of the Mortgaged Property. All occupants of the Mortgaged Property shall, at the option of such purchaser, become tenants of the purchaser at the foreclosure sale and shall deliver possession thereof immediately to the purchaser upon demand, subject to the terms of any subordination, non-disturbance and attornment agreements binding upon such purchaser and such occupants. It shall not be necessary for the purchaser at said sale to bring any action for possession of the Mortgaged Property other than the statutory action of forcible detainer in any justice court having jurisdiction over the Mortgaged Property.

         Section  4.9   Additional   Advances   and   Disbursements;   Costs  of
                        Enforcement.

         (a) If any Event of Default exists, Mortgagee and the Lenders shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Mortgagor. All sums advanced and expenses incurred at any time by Mortgagee or the Lenders under this Section 4.9, or otherwise under this Mortgage or any of the other Loan Documents or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the Default Rate (as defined in the Loan Agreement), and all such sums, together with interest thereon, shall be secured by this Mortgage.

         (b) Mortgagor shall pay all expenses (including reasonable attorneys' fees and expenses) of or incidental to the perfection and enforcement of this Mortgage and the other Loan Documents, or the enforcement, compromise or settlement of the Indebtedness or any claim under this Mortgage and the other Loan Documents, and for the curing thereof, or for defending or asserting the rights and claims of Mortgagee and the Lenders in respect thereof, by litigation or otherwise.

         Section 4.10 No Mortgagee in Possession. Neither the enforcement of any of the remedies under this Article 4, the assignment of the Rents and Leases under Article 5, the security interests under Article 6, nor any other remedies afforded to Mortgagee and/or the Lenders under the Loan Documents, at law or in equity shall cause Mortgagee or any Lender to be deemed or construed to be a mortgagee in possession of the Mortgaged Property, to obligate Mortgagee or any Lender to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

                                   ARTICLE V
                         ASSIGNMENT OF RENTS AND LEASES
                         ------------------------------

         Section 5.1 Assignment. Mortgagor acknowledges and confirms that it has executed and delivered to Mortgagee (on behalf of the Lenders) an Assignment of Rents and Leases of even date (the "Assignment of Rents and Leases"), intending that such instrument create a present, absolute assignment to Mortgagee of the Leases and Rents. Without limiting the intended benefits or the remedies provided under the Assignment of Rents and Leases, Mortgagor hereby assigns to Mortgagee (on behalf of the Lenders), as further security for the Indebtedness and the Obligations, the Leases and Rents. While any Event of Default exists, Mortgagee shall be entitled to exercise any or all of the remedies provided in the Assignment of Rents and Leases and in Article 4 hereof, including the right to have a receiver appointed. If any conflict or inconsistency exists between the assignment of the Rents and the Leases in this Mortgage and the absolute assignment of the Rents and the Leases in the Assignment of Rents and Leases, the terms of the Assignment of Rents and Leases shall control.

         Section 5.2 No Merger of Estates. So long as any part of the Indebtedness and the Obligations secured hereby remain unpaid and undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Mortgagor, Mortgagee, any lessee or any third party by purchase or otherwise.

                                   ARTICLE VI
                               SECURITY AGREEMENT
                               ------------------

         Section 6.1 Security Interest. This Mortgage constitutes a "Security Agreement" on personal property within the meaning of the UCC and other applicable law and with respect to the Personalty, Fixtures, Plans, Leases, Rents and Property Agreements. To this end, Mortgagor grants to Mortgagee (on behalf of the Lenders), a first and prior security interest in the Personalty, Fixtures, Plans, Leases, Rents and Property Agreements and all other Mortgaged Property which is personal property to secure the payment of the Indebtedness and performance of the Obligations, and agrees that Mortgagee shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Personalty, Fixtures, Plans, Leases, Rents and Property Agreements sent to Mortgagor at least five (5) days prior to any action under the UCC shall constitute reasonable notice to Mortgagor.

         Section 6.2 Financing Statements. Mortgagor shall execute and deliver to Mortgagee, in form and substance satisfactory to Mortgagee, such financing statements and such further assurances as Mortgagee may, from time to time, reasonably consider necessary to create, perfect and preserve Mortgagee's security interest hereunder and Mortgagee may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Mortgagor's chief executive office is in the State of New York at the address set forth in the first paragraph of this Mortgage.

         Section 6.3 Fixture Filing. This Mortgage shall also constitute a "fixture filing" for the purposes of the UCC against all of the Mortgaged Property which is or is to become fixtures. Information concerning the security interest herein granted may be obtained at the addresses of Debtor (Mortgagor) and Secured Party (Mortgagee) as set forth in the first paragraph of this Mortgage.

                                   ARTICLE VII
                               NEW YORK PROVISIONS
                               -------------------

         Section 7.1 Maximum Principal Sum. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE MAXIMUM AMOUNT OF PRINCIPAL INDEBTEDNESS SECURED BY THIS MORTGAGE AT THE TIME OF EXECUTION OR WHICH UNDER ANY CONTINGENCY MAY HEREAFTER BECOME SECURED BY THIS MORTGAGE AT ANY TIME IS FOUR HUNDRED TWENTY FIVE MILLION DOLLARS ($425,000,000); TOGETHER WITH (A) INTEREST, INCLUDING, WITHOUT LIMITATION, ADDITIONAL INTEREST, ON THE AFORESAID PRINCIPAL INDEBTEDNESS AT THE RATES SET FORTH IN THE NOTES AND (B) AMOUNTS EXPENDED BY MORTGAGEE AFTER DEFAULT OF SUMS ADVANCED OR PAID FOR HEREUNDER TO MAINTAIN THE LIEN OF THIS MORTGAGE OR TO PROTECT THE PREMISES SECURED BY THIS MORTGAGE, INCLUDING, WITHOUT LIMITATION, AMOUNTS IN RESPECT OF INSURANCE PREMIUMS, IMPOSITIONS (OR PAYMENTS IN LIEU OF IMPOSITIONS), LITIGATION EXPENSES TO PROSECUTE OR DEFEND THE RIGHTS, REMEDIES AND LIEN OF THIS MORTGAGE OR TITLE TO THE PREMISES SECURED HEREBY, AND ANY COSTS, CHARGES OR AMOUNTS TO WHICH MORTGAGEE OR THE LENDERS BECOME SUBROGATED UPON PAYMENT,

WHETHER UNDER RECOGNIZED PRINCIPLES OF LAW OR EQUITY OR UNDER EXPRESS STATUTORY AUTHORITY.

         Section 7.2 Trust Fund for Advances. In compliance with Section 13 of the Lien Law of the State of New York, Mortgagor will receive the advances secured by this Mortgage and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of the building(s) and other improvements located on the Mortgaged Property before using any part of the total of the same for any other purpose. Mortgagor will indemnify and hold Mortgagee harmless against any loss, liability, cost or expense, including any judgments, attorneys' fees, cost of appeal bonds or printing costs, arising out of or relating to any proceedings instituted by any claimant alleging a violation by the Mortgagor or Article 3-A of the New York Lien Law.

         Section 7.3 New York Real Property Law Article 4-A. If this Mortgage shall be deemed to constitute a "mortgage investment" as defined by New York Real Property Law ss.125, then this Mortgage shall and hereby does (i) confer upon the Mortgagee the powers and (ii) impose upon the Mortgagee the duties of trustees set forth in New York Real Property Law ss.126.

         Section 7.4 Statement in Accordance with Section 253.1a(a) of the New York Tax Law. This Mortgage does not cover real property principally improved or to be improved by one or more structures containing in the aggregate not more than six (6) residential dwelling units, each having separate cooking facilities.

         Section 7.5 Statement in Accordance with Section 274-a of the New York Real Property Law. The Mortgagee shall, within fifteen (15) days after written request, provide the Mortgagor with the statement required by Section 274-a of the New York Real Property Law.

         Section 7.6 Section 291-f of New York Real Property Law. Mortgagee shall have all of the rights set forth in Section 291-f of the Real Property Law of New York. For purposes of Section 291-f of the New York Real Property Law, all existing tenants and every tenant or subtenant who after the recording of this Mortgage, enters into a lease for any of the Mortgaged Property or who acquires by instrument of assignment or by operation of law a leasehold estate upon the Mortgaged Property is hereby notified that Mortgagor shall not, without obtaining Mortgagee's prior consent in each instance, cancel, abridge or otherwise modify any lease or accept prepayments for more than thirty (30) days of installment of rent to become due with respect to any lease thereof having an unexpired term on the date of this Mortgage of five (5) years or more, except as expressly permitted under this Mortgage or the Loan Agreement, and that any such cancellation, abridgement, modification or prepayment made by any such tenant or subtenant without either being expressly permitted under this Mortgage or the Loan Agreement or receiving Mortgagee's prior consent shall be voidable by Mortgagee at its option.

         Section 7.7 Sections 254, 271, 272 and 291-f of New York Real Property Law. All covenants of the Mortgagor herein contained shall be construed as affording to Mortgagee rights additional to and not exclusive of the rights conferred under the provisions of Section 254, 271, 272 and 291-f of the Real Property Law of New York.

         Section 7.8 Real Property Law. Sections 3.7 and 3.8 hereof shall be construed according to subdivision 4 of Section 254 of the New York Real Property Law as amended by Chapter 886 of the Laws of 1945 but not as amended by Chapter 830 of the Laws of 1965 or as otherwise thereafter amended.

         Section 7.9 RPAPL. If an Event of Default shall occur and be continuing, Mortgagee may elect to sell (and, in the case of any default of any purchaser, resell) the Mortgaged Property or any part thereof by exercise of the power of foreclosure or of sale granted to Mortgagee by Article 13 or 14 of the New York Real Property Actions and Proceedings Law (the "RPAPL"). In such case, Mortgagee may commence a civil action to foreclosure this Mortgage pursuant to
Article 13 of the RPAPL,  or it may  proceed and sell the  Property  pursuant to
Article 14 of the RPAPL to satisfy the Note and all other amounts secured hereby.

                                  ARTICLE VIII
                                 MISCELLANEOUS

         Section 8.1 Notices. Any notice required or permitted to be given under this Mortgage shall be in writing and either shall be mailed by certified mail, postage prepaid, return receipt requested, or sent by overnight air courier service, or personally delivered to a representative of the receiving party, or sent by telecopy (provided an identical notice is also sent simultaneously by mail, overnight courier, personal delivery or otherwise as provided in this
Section 8.1). All such communications shall be mailed, sent or delivered, addressed to the party for whom it is intended at its address set forth on the first page of this Mortgage. Any communication so addressed and mailed shall be deemed to be given on the earliest of (a) when actually delivered, (b) on the first Business Day (as defined in the Loan Agreement) after deposit with an overnight air courier service, or (c) on the third Business Day after deposit in the United States mail, postage prepaid, in each case to the address of the intended addressee, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by, Mortgagee or Mortgagor, as the case may be. If given by telecopy, a notice shall be deemed given and received when the telecopy is transmitted to the party's telecopy number specified in the Loan Agreement and confirmation of complete receipt is received by the transmitting party during normal business hours or on the next Business Day if not confirmed during normal business hours, and an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section 8.1. Any party may designate a change of address by written notice to the other by giving at least ten (10) days prior written notice of such change of address.

         Section 8.2 Covenants Running with the Land. All Obligations contained in this Mortgage are intended by Mortgagor and Mortgagee to be, and shall be construed as, covenants running with the Mortgaged Property. As used herein, "Mortgagor" shall refer to the party named in the first paragraph of this Mortgage and to any subsequent owner of all or any portion of the Mortgaged Property (without in any way implying that Mortgagee has or will consent to any such conveyance or transfer of the Mortgaged Property). All persons or entities who may have or acquire an interest in the Mortgaged Property shall be deemed to have notice of, and be bound by, the terms of the Loan Agreement and the other Loan Documents; however, no such party other than Mortgagor shall be entitled to any rights thereunder without the prior written consent of Mortgagee.

         Section 8.3 Attorney-in-Fact. Mortgagor hereby irrevocably appoints Mortgagee (on behalf of the Lenders) and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest, (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Mortgagee reasonably deems appropriate to protect Mortgagee's interest, if Mortgagor shall fail to do so within ten (10) days after written request by Mortgagee, (b) upon the issuance of a deed pursuant to the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Personalty, Fixtures, Plans and Property Agreements in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Mortgagee's security interests and rights in or to any of the collateral, and (d) while any Event of Default exists, to perform any obligation of Mortgagor hereunder; however: (1) Mortgagee shall not under any circumstances be obligated to perform any obligation of Mortgagor; (2) any sums advanced by Mortgagee in such performance shall be added to and included in the Indebtedness and shall bear interest at the Default Rate; (3) Mortgagee as such attorney-in-fact shall only be accountable for such funds as are actually received by Mortgagee; and (4) neither Mortgagee nor any Lender shall be liable to Mortgagor or any other person or entity for any failure to take any action which it is empowered to take under this Section.

         Section 8.4 Successors and Assigns. This Mortgage shall be binding upon and inure to the benefit of Mortgagee and Mortgagor and their respective successors and assigns. Mortgagor shall not, without the prior written consent of Mortgagee, assign any rights, duties or obligations hereunder.

         Section 8.5 No Waiver. Any failure by Mortgagee to insist upon strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and Mortgagee shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

         Section 8.6 Subrogation. To the extent proceeds of the Notes have been used to extinguish, extend or renew any indebtedness against the Mortgaged Property, then Mortgagee (on behalf of the Lenders) shall be subrogated to all of the rights, liens and interests existing against the Mortgaged Property and held by the holder of such indebtedness and such former rights, liens and interests, if any, are not waived, but are continued in full force and effect in favor of Mortgagee (on behalf of the Lenders) as modified by the Loan Documents.

         Section 8.7 Loan Agreement. If any conflict or inconsistency exists between this Mortgage and the Loan Agreement, the Loan Agreement shall govern.

         Section 8.8 Release. Upon payment in full of the Indebtedness and performance in full of the Obligations, Mortgagee, at Mortgagor's expense, shall release or, upon request, assign (at Mortgagor's sole cost and expense and without any representation, warranty and/or recourse, express or implied, and subject to applicable law) the liens and security interests created by this Mortgage.

         Section 8.9 Waiver of Stay, Moratorium and Similar Rights. Mortgagor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any appraisement, valuation, stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Mortgage or the indebtedness secured hereby, or any agreement between Mortgagor and Mortgagee and/or the Lenders or any rights or remedies of Mortgagee and/or the Lenders.

         Section 8.10 Limitation on Liability. Notwithstanding anything to the contrary contained in this Mortgage, Mortgagor's liability under this Mortgage is subject to the limitation on liability provisions of Article 12 of the Loan Agreement.

         Section 8.11 Obligations of Mortgagor, Joint and Several. If more than one person or entity has executed this Mortgage as "Mortgagor," the obligations of all such persons or entities hereunder shall be joint and several.

         Section 8.12 Governing Law. This Mortgage shall be governed by the laws of the State of New York.

         Section 8.13 Headings. The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

         Section 8.14 Entire Agreement. This Mortgage and the other Loan Documents embody the entire agreement and understanding between Mortgagee, the Lenders and Mortgagor and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

     Executed as of the date first written above.

                                   1290 PARTNERS, L.P.


                                   By:  1290 GP CORP., its general partner


                                        By: /s/ Andrew S. Cohen
                                            ------------------------------------
                                            Name:  Andrew S. Cohen
                                            Title: Vice President


                                     GENERAL  ELECTRIC  CAPITAL
                                     CORPORATION, a New York corporation, as Administrative Agent


                                     By: ______________________________________
                                          Name:  Douglas A. Ewing
                                          Title:  Authorized Signatory

STATE OF NEW YORK                   )
                                    )   SS:
COUNTY OF NEW YORK                  )

On the 13th day of  December  in the  year  1999  before  me,  the  undersigned,

personally appeared Andrew Cohen,  personally known to me or proved to me on the basis of satisfactory  evidence to be the  individual(s)  whose name(s) is (are)

subscribed to the within  instrument  and  acknowledged  to me that  he/she/they executed  the same in  his/her/their  capacity(ies),  and that by  his/her/their signature(s) on the instrument, the individual(s),  or the person upon behalf of which the individual(s) acted, executed the instrument.



-----------------------------
Signature and Office of Individual
taking acknowledgement

STATE OF NEW YORK                   )
                                    )   SS:
COUNTY OF NEW YORK                  )


On the 13th day of  December  in the  year  1999  before  me,  the  undersigned,

personally appeared Douglas A. Ewing,  personally known to me or proved to me on the basis of  satisfactory  evidence to be the  individual(s)  whose  name(s) is

(are)  subscribed  to  the  within   instrument  and  acknowledged  to  me  that

he/she/they  executed  the  same in  his/her/their  capacity(ies),  and  that by his/her/their signature(s) on the instrument,  the individual(s),  or the person upon behalf of which the individual(s) acted, executed the instrument.



-----------------------------
Signature and Office of Individual
taking acknowledgement